Subsequent Events	9 Months Ended	12 Months Ended
	Dec. 31, 2018	Mar. 31, 2018
Disclosure Text Block [Abstract]
Subsequent Events

In January 2019 we entered into a Convertible Promissory Note and received proceeds of $138,000. The note incurs interest at 12% per annum and has a maturity date of April 11, 2020.

In January 2019 we donated 3,000,000 shares of our common stock to Triton Funds, LLC.

In February 2019 we entered into a Convertible Promissory Note and received proceeds of $243,000. The note incurs interest at 12% per annum and has a maturity date of August 6, 2019. In accordance with the terms of the note we issued 22,500,000 shares of common stock (the “Returnable Shares”) to the note holder as a commitment fee, provided, however, the Returnable Shares must be returned to us if the Note is fully repaid and satisfied prior to the date which is one hundred eighty days following the issue date.

In accordance with ASC Topic 855, Subsequent Events, we have evaluated subsequent events through the date of this filing and have determined that there are no additional subsequent events that require disclosure.

On June 15, 2018 we completed state registration for SAFE Management LLC as a Registered Investment Advisor and await final approval from the State of New Jersey Bureau of Securities.

On May 7, 2018 we established WealthGen Global LLC as a Utah limited liability company and a wholly owned subsidiary of Investview, Inc. WealthGen Global LLC will operate as a computer hardware and services re-seller.